UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2015

Oro East Mining, Inc.
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53136
(Commission File Number)

26-2012582
 (IRS Employer Identification No.)

7817 Oakport Street, Suite 205
Oakland, California 94621
 (Address of principal executive offices)(Zip Code)

(510) 638-5000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 21, 2015, Oro East Mining, Inc. (“Company”) entered into a Convertible Note Purchase Agreement and Convertible Promissory Note with a foreign investor lender for the sum of $720,000.00 (Seven Hundred Twenty Thousand U.S. Dollars) at an interest rate of 8% (Eight Percent) to be repaid on or before July 21, 2015. Conversion, if exercised, would be at $0.09 per share. There are no prepayment penalties.

Item 9.01 Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Convertible Note Purchase Agreement and Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oro East Mining, Inc.
(Registrant)

Date: January 21, 2015	By:	/s/ Tian Qing Chen
Name: Tian Qing Chen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Convertible Note Purchase Agreement and Convertible Promissory Note